Exhibit 99.3


                                    GUARANTY


     For value received, Beard Technologies, Inc., an Oklahoma corporation whose address is Enterprise Plaza, Suite 320, 5600 North May Avenue, Oklahoma City, Oklahoma 73112, guarantees payment of principal and interest of that certain Amended and Restated Promissory Note executed on February 7, 2006, but effective for all purposes as of October 7, 2005. This Guaranty supersedes and replaces our previous Guaranty dated September 29, 2005.

Dated:  February 7, 2006                 BEARD TECHNOLOGIES, INC.

                                            /s/ Herb Mee, Jr.
                                         By______________________________
                                                Herb Mee, Jr., Vice President